DELAWARE POOLED TRUST

The Core Plus Fixed Income Portfolio

Supplement to the Trust's
Prospectus dated February 25, 2005

Effective July 1, 2005, the following chart replaces the information in the section of the Prospectus entitled "What are The Core Plus Fixed Income Portfolio's fees and expenses?" under the heading "Profile: The Core Plus Fixed Income Portfolio" of the Prospectus:

What are The Core Plus Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum sales charge (load) imposed on reinvested dividends	none
Purchase reimbursement fees	none
Redemption reimbursement fees	none
Exchange fees	none

Annual Portfolio operating expenses are deducted from The Core Plus Fixed Income Portfolio's assets.

Investment advisory fees[1]	0.43%
Distribution and service (12b-1) fees	none
Other expenses	0.46%
Total operating expenses[1]	0.89%

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year	$91
3 years	$284
5 years	$493
10 years	$1,096

1 Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.45% of average daily net assets. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.00% and 0.45%, respectively.

2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

This Supplement is dated July 29, 2005.